UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

SANARA MEDTECH INC.

(Exact name of registrant as specified in its charter)

Texas	001-39678	59-2219994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Summit Avenue, Suite 414
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 529-2300

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on March 20, 2023, Sanara MedTech Inc. (the “Company”) entered into a Transaction Advisory Services Agreement (the “Services Agreement”) with The Catalyst Group, Inc., a Texas corporation (“Catalyst”), effective as of March 1, 2023. Pursuant to the Services Agreement, Catalyst agreed to perform certain transaction advisory, business and organizational strategy, finance, marketing, operational and strategic planning, relationship access and corporate development services for the Company in connection with any merger, acquisition, recapitalization, divestiture, financing, refinancing, or other similar transaction in which the Company may have been, or may have considered becoming, involved, and any such additional services as mutually agreed upon in writing by and between the Company and Catalyst. As previously disclosed, the Company’s Chairman, Ronald T. Nixon, is the founder and managing partner of Catalyst, and Catalyst and its affiliates collectively beneficially own more than 5% of the Company’s outstanding common stock.

On June 2, 2026, in connection with the Company’s shift in strategy to focus on soft tissue repair and bone fusion products for the surgical market, the Company entered into a Mutual Termination Agreement (the “Mutual Termination Agreement”) with Catalyst, pursuant to which the parties agreed to terminate the Services Agreement, effective immediately. Pursuant to the Mutual Termination Agreement, certain covenants contained in the Services Agreement, including those relating to indemnification and confidentiality, will remain in full force and effect in accordance with the terms of the Services Agreement. The Company did not pay a fee or penalty in connection with the termination of the Services Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2026

Sanara MedTech Inc.

By:	/s/ Elizabeth B. Taylor
Name:	Elizabeth B. Taylor
Title:	Chief Financial Officer